NEXTERA THERAPEUTICS, INC.

                  Employment Agreement for Lawrence A. Potempa

      This Employment Agreement (this "Agreement") is entered into effective as of the Employment Commencement Date set forth in ss.1 by and between NextEra Therapeutics, Inc., a Delaware corporation (the "Company"), and Lawrence A. Potempa, an individual (the "Employee"), who hereby agree as hereinafter provided.

      ss.1. Definitions. As used herein, the following terms shall have the meanings set forth below.

      "Agreement" shall have the meaning set forth in the introductory paragraph hereof.

      "Cause" shall have the meaning set forth in ss.9(b).

      "Company" shall have the meaning set forth in the introductory paragraph hereof.

      "Disability" means the total and permanent disability of the Employee, which shall be deemed to have occurred (i) on the date of the certification to the Company by a physician approved by the Company that the Employee is so mentally or physically disabled as to be incapable of engaging in, and performing the material duties of, his employment position described in ss.3 and that such disability is likely to be permanent, or (ii) on the date as of which the Employee has been unable to work for a period of time of 60 consecutive days or for a period of time of 90 days in any period of 180 consecutive days.

      "Employee" shall have the meaning set forth in the introductory paragraph hereof.

      "Employment Commencement Date" means October 1, 1998.

      "Employment Period" shall have the meaning set forth in ss.2.

      "Employment Termination Date" means the date the Employment Period terminates as provided in ss.9.

      "Initial Period" shall have the meaning set forth in ss.2.

      "Renewal Period" shall have the meaning set forth in ss.2.

      "Termination Payment Period" means the 90-day period immediately following the Employment Termination Date.

      ss.2. Employment and Term. The Company hereby employees the Employee, and the Employee hereby accepts such employment by the Company, for the purposes and upon the
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terms and conditions contained in this Agreement. The term of such employment shall be for an initial period (the "Initial Period") of three (3) years commencing on the Employment Commencement Date. The Employment Period hereunder shall be renewed and extended for an additional two (2) year renewal period
(the "Renewal Period") upon written notice of renewal given by the Company to the Employee not less than 90 days prior to the end of the Initial Period. As used herein, the term "Employment Period" shall mean the Initial Period and the Renewal Period (if any) until terminated as provided in ss.9.

      ss.3. Capacities and Duties. The Employee shall be employed throughout the Employment Period as the Company's Vice President - Chief Scientific Officer or in such other position as is mutually agreed to by the Company and the Employee. As the Vice President - Chief Scientific Officer, the Employee will be responsible for all aspects of the development of rmCRP/mCRP.

      ss.4. Performance Covenants. The Employee accepts the employment described in ss.3 and agrees to devote his full working time and efforts (except for absences due to illness and appropriate vacations) to the business and affairs of the Company and the performance of the aforesaid duties and responsibilities. However, nothing in this Agreement shall preclude the Employee from devoting a reasonable amount of his time and efforts to civic, community, charitable, professional and trade association affairs and matters.

      ss.5. Compensation. The Company shall pay to the Employee, for his services hereunder, the compensation hereinafter provided in this ss.5. Such compensation shall be paid to the Employee at the time and in the manner as provided below.

            (a) Base Salary. The Employee shall be paid a base salary at an annual rate of $120,000. The base salary may be increased (but may not be decreased) at any time or from time to time by the Company's Chief Executive Officer and/or Board of Directors. The base salary shall be paid in equal monthly, twice monthly or two week installments as determined by the Company.

            (b) Bonuses. During the Employment Period, the Employee will be entitled to such bonuses (if any) as are determined by the Company's Chief Executive Officer and/or Board of Directors.

      ss.6. Reimbursement of Expenses. The Company shall pay or reimburse the Employee for reasonable expenses paid or incurred by the Employee on behalf of the Company in connection with and reasonably necessary for the rendering of his services to the Company hereunder, subject to prior approval by the Company of such expenditures. Any such reimbursement shall be made as promptly as practicable after the Employee has submitted to the Company vouchers or reports for such expenditures in such reasonable detail and with such supporting receipts and other evidence of expenditures as the Company may reasonably require for such purposes.

      ss.7. Employee Benefits. During the Employment Period, the Employee shall be entitled to such group medical/hospitalization and other group employee plans and benefits (if


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any) as are presently or may hereafter be provided generally to employees of the
Company. Additionally, the Employee shall be entitled to 3 weeks vacation per year.

      ss.8. Certain Company Protection Provisions. The below provisions apply for the protection of the Company.

            (a) Noncompetition. During the Restricted Period (defined below), the Employee shall not directly or indirectly compete with the Company by owning, managing, controlling or participating in the ownership, management or control of, or be employed or engaged by or otherwise affiliated or associated with, any Competitive Business (defined below). As used herein, the term "Restricted Period" means the Employment Period and a period of two years thereafter. Also, as used herein, a "Competitive Business" is a business involving C Reactive proteins and modified forms; provided, however, that ownership of not more than one percent (1%) of the stock of any publicly traded company shall not be deemed a violation of this provision.

            (b) Non-Interference. During the Restricted Period, the Employee shall not induce or solicit any employee of the Company or any person doing business with the Company to terminate his or her employment or business relationship with the Company or otherwise interfere with any such relationship.

            (c) Confidentiality. The Employee agrees and acknowledges that, by reason of the nature of his duties as an employee, he will have or may have access to and become informed of confidential and secret information which is a competitive asset of the Company ("Confidential Information"), including without limitation any research data, inventions, patents or other trade secrets of the Company and any of the foregoing which belong to any person or company but to which the Employee has had access by reason of his employment relationship with the Company. The Employee agrees faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use (except for use in the regular course of his employment duties ) any such Confidential Information. The Employee acknowledges that any and all documents containing Confidential Information furnished to the Employee by the Company or otherwise acquired or developed by the Employee shall at all times be the property of the Company. Upon termination of the Employment Period, the Employee shall return to the Company any such property or documents which are in his possession, custody or control, but his obligation of confidentiality shall survive such termination of the Employment Period unless and until any such Confidential Information shall have become, through no fault of the Employee, generally known to the trade. The obligations of the Employee under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Employee may have to the Company under general legal or equitable principles.

            (d) Remedies. It is expressly agreed by the Employee and the Company that the provisions of this ss.8 are reasonable for purposes of preserving for the Company its business, goodwill and proprietary information. It is also agreed that if any provision is found by a court having jurisdiction to be unreasonable because of scope, area or time, then that provision shall be amended to correspond in scope, area and time to that considered reasonable by a court and as


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

amended shall be enforced and the remaining provisions shall remain effective. In the event of any breach of these provisions by the Employee, the parties recognize and acknowledge that a remedy at law may be inadequate and the Company may suffer irreparable injury. Accordingly, the Employee consents to injunctive and other appropriate equitable relief upon the institution of proceedings therefor by the Company in order to protect the Company's rights (without the necessity of posting bond if such requirement may be legally waived). Such relief shall be in addition to any other relief to which the Company may be entitled at law or in equity.

      ss.9. Termination. The Employee's employment by the Company and the Employment Period shall terminate effective upon the first to occur of the following:

            (a) The last day of the Initial Period if the Company does not notify the Employee of renewal for the Renewal Period, or otherwise the last day of the Renewal Period.

            (b) A date specified by the Company by notice to the Employee for Cause. For purposes of this Agreement, "Cause" means (i) a breach by the Employee of any of his material covenants and agreements contained in this Agreement if such breach is not cured by the Employee within 30 days after being given notice of such breach by the Company, (ii) action by the Employee constituting willful malfeasance or felonious conduct which in any material respect impairs the reputation, goodwill or business position of the Company or involves misappropriation of the Company's funds or other assets or (iii)a determination by the Company in its reasonable discretion that the Employee continued to fail to perform his duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness) after a demand in writing for performance was given to the Employee by the Company.

            (c) The death of the Employee (in which case the date of termination shall be the date of death).

            (d) The occurrence of any Disability of the Employee, provided the Company gives the Employee at least 30 days' notice of such termination (in which case the date of termination shall be the date specified in such notice or, in the absence thereof, such date as is 30 days after the Company gives such notice).

            (e) A date specified by the Employee by notice to the Company upon a breach by the Company of any of its material covenants and agreements contained in this Agreement if such breach is not cured by the Company within 30 days after being given notice of such breach by the Employee.

            (f) A date mutually agreed to in writing by the Company and the Employee.

      Any notice of termination by either party under this ss.9 shall clearly state that the terminating party elects to terminate the Employment Period and upon which subsection of this ss.9 such party is relying as the basis for such termination.

      If the Employment Period is terminated under this ss.9, then, except as specifically provided herein, this Agreement shall be terminated and of no further force or effect; the


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

Employee shall have no obligation or duty to be employed by the Company in any capacity; and the Company shall have no obligation to employ the Employee in any capacity.

      ss.10. Indemnification. As an employee of the Company, the Employee shall be indemnified against all liabilities, damages, fines, costs and expenses by the Company to the fullest extent to which employees of a corporation organized under the laws of the State of Delaware may be indemnified.

      ss.11. Successors and Assigns. Except as hereinafter expressly provided, the agreements, covenants, terms and provisions of this Agreement shall bind the respective heirs, executors, administrators, successors and assigns of the parties. If the Employee should die while any amounts are payable to him hereunder, then this Agreement shall inure to the benefit of and be enforceable by the Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall then be paid in accordance with the terms of this Agreement to the appropriate such person. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder.

      ss.12. Notices. Any notice or other communication required or desired to be given hereunder shall be in writing and shall be deemed sufficiently given when personally delivered or when mailed by first class certified mail, return receipt requested and postage prepaid, addressed to the parties at their respective addresses set forth under their respective signatures below or to such other persons or addresses as shall be given by notice of any party.

      ss.13. Waiver; Remedies Cumulative. No waiver of any right or option hereunder by any party shall operate as a waiver of any other right or option, or the same right or option as respects any subsequent occasion for its exercise, or of any real legal remedy. No waiver by any party of any breach of this Agreement or of any agreement or covenant contained herein shall be valid unless it is in writing and executed by the waiving party and such a waiver shall not be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies by it or the law provided.

      ss.14. Governing Law; Severability. The various terms, provisions, covenants and agreements of this Agreement, and the performance thereof, shall be construed, interpreted and enforced under and with reference to the laws of the State of Delaware. It is the intention of the Company and the Employee to comply fully with all laws and matters of public policy relating to employment agreements, and this Agreement shall be construed consistently with such laws and public policy to the extent possible. If and to the extent any one or more covenants, agreements, terms and provisions of this Agreement or any portion or portions thereof shall be held invalid or unenforceable by a court of competent jurisdiction, then such covenants, agreements, terms and provisions (or portions thereof) shall be deemed separable from the remaining covenants, agreements, terms and provisions of this Agreement and such holding shall in no way affect the validity or enforceability of any of the other covenants, agreements, terms and provisions of this Agreement.


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

      ss.15. Miscellaneous. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may not be modified, changed or amended except in a writing signed by both of the parties hereto. This Agreement may be signed in multiple counterparts, each of which shall be deemed an original hereof. The captions of the several sections and subsections of this Agreement are not a part of the context hereof, are inserted only for convenience in locating such sections and subsections and shall be ignored in construing this Agreement.

      IN WITNESS WHEREOF, the Company and the Employee have executed multiple counterparts of this Agreement effective as of the Employment Commencement Date.

Company:                                  Employee:

NEXTERA THERAPEUTICS, INC.


By: /s/ Phillip D. Nick                   /s/ Lawrence A. Potempa
    --------------------------            ----------------------------
Name:    Phillip D. Nick                  Name:    Lawrence A. Potempa
Title:   President                        Address: 1630 Montgomery Road
Address: 2035 Riverside Drive                      Deerfield, IL  60015
         Columbus, Ohio  43221


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